SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORTf
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 13, 2003
Date of Report (Date of earliest event reported)

VIROLOGIC, INC.

(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-30369 (Commission File Number)	94-3234479 (I.R.S. Employer Identification No.)

345 Oyster Point Blvd.
South San Francisco, California 94080
(650) 635-1100
(Address, including zip code, and telephone number, including area code, of principal executive officers)

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

99.1	Press release issued February 13, 2003.

Item 9. Regulation FD Disclosure.

     On February 13, 2003, ViroLogic, Inc. announced its earnings for the fourth quarter and year ended December 31, 2002. The press release containing this announcement is attached as Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROLOGIC, INC.

Dated: February 13, 2003	By:	/s/ William D. Young

William D. Young Chief Executive Officer

INDEX TO EXHIBITS

99.1	Press Release issued February 13, 2003.